Analyst Call Safra Catz, President & Chief Financial Officer February 9, 2006 * * * * Exhibit 99.1

Safe Harbor
“Safe Harbor” Statement: Statements in this presentation relating to Oracle’s future plans and prospects are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions could adversely affect our revenue growth and profitability through reductions in IT budgets and expenditures. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases, or a decline in our renewal rates for software license updates and product support. (3) We cannot assure market acceptance of new products or new versions of existing products. (4) We have an active acquisition program (including our recently completed acquisition of Siebel Systems,
Inc.), and our acquisitions may not be successful, may involve unanticipated costs or other integration issues, or may disrupt our existing operations. (5) Periodic changes to our pricing model and sales organization could temporarily disrupt operations and cause a decline or delay in sales.
(6) Intense competitive forces demand rapid technological advances and frequent new product introductions, and could require us to reduce prices. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading "Factors That May Affect Our Future
Results or the Market Price of Our Stock.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by
clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this presentation is current as of February 9, 2006. Oracle undertakes no duty to update any statement in light of new information or future events.

3 Agenda 1. Executive Summary 2. Q3 Fiscal 2006 Financial Outlook 3. Q4 Fiscal 2006 Financial Outlook 4. Fiscal 2006 Financial Outlook

1. Executive Summary * * * * * *

Earnings Guidance
• This presentation provides updated financial guidance for fiscal
2006 on a U.S. GAAP basis. It does not include non-GAAP financial guidance; however, we will provide estimates of purchase
accounting adjustments and significant expenses incurred in
connection with Siebel and other acquisitions, which are included in the estimated fiscal 2006 GAAP financial guidance.
• We currently intend to early adopt FASB Statement 123R, Share-
Based Payment, in Q4 of fiscal 2006.  However, given the
complexity of this new accounting standard, we may not
adopt it until Q1 of fiscal 2007 as required.
The stock-based
compensation expenses incurred under this new accounting
standard are not included in our estimated fiscal 2006 GAAP
financial
guidance .
If adopted in fiscal 2006, we believe the full
year share-based compensation expense would be approximately
$300 million.

Earnings Guidance
• Q3 Fiscal 2006 GAAP EPS: $0.13 - $0.14
– New license revenues up 15% - 20%
– Total software revenues up 18% - 20%
– Total revenues up 17% - 19%
– Annual effective income tax rate of 29%
– Assumes 4 percentage points of negative currency effect
• Q4 Fiscal 2006 GAAP EPS: $0.21 - $0.23
– New license revenues up 7% - 17%
– Total software revenues up 14% - 19%
– Total revenues up 13% - 17%
– Annual effective income tax rate of 29%
– Assumes 2 percentage points of negative currency effect

Earnings Guidance
• Fiscal 2006 GAAP EPS: $0.60 - $0.62
– New license revenues up 10% - 15%
– Total software revenues up 17% - 20%
– Total revenues up 18% - 20%
– Annual effective income tax rate of 29%
– Assumes 2 percentage points of negative currency effect

2. Q3 Fiscal 2006 Outlook * * * * *

Q3 Fiscal 2006 Financial Outlook
1. Total revenues for Q3 Fiscal 2006 assume 4 percentage points of negative currency effect, whereas total revenues for Q3 Fiscal 2005 were positively affected by 4 percentage points of currency.
GAAP Estimated Financial Performance ($mm, except per share data)
Low High Low
High
Actuals
New software licenses 1,086 $         1,133 $         15% 20% 947 $
Software license updates and product
support 1,671 1,671 20% 20% 1,389
Software revenues 2,757 2,805 18% 20% 2,336
Total revenues (1) 3,449 3,497 17% 19% 2,950
Net income 706 $            734 $            31% 36% 540 $
EPS 13c 14c 29% 34% 10c
WASO 5,308 5,308 1% 1% 5,230
Q3 Fiscal 2005 Q3 Fiscal 2006
Outlook % Inc (Dec)

Supplemental Disclosure:
Estimated Purchase Accounting Adjustments & Significant Expenses ($mm)
Q3 Fiscal 2006 Financial Outlook
1. Represents revenues related to support contracts assumed that will not be recognized as revenues pursuant to purchase accounting rules. The
Q3 Fiscal 2006 revenue estimates include a range between $20 and $24 associated with the Siebel acquisition.
Q3 Q3
FY 2006 FY 2005%
Estimate Actuals Inc (Dec)
Software license updates & product
support revenues (1) 60 $           143 $         -58%
Amortization of intangible assets 150 81 85%
Acquisition related charges 95 51 86%
Restructuring charges 20 107 -81%
Stock-based compensation 11 10 10%
Income tax effect (98) (118) -17%
Total 238 $         274 $         -13%

3. Q4 Fiscal 2006 Outlook * * * * *

GAAP Estimated Financial Performance ($mm, except per share data)
Q4 Fiscal 2006 Financial Outlook
1. Total revenues for Q4 Fiscal 2006 assume 2 percentage points of negative currency effect, whereas total revenues for Q4 Fiscal 2005 were positively affected by 3 percentage points of currency.
Low High Low
High
Actuals
New software licenses 1,726 $         1,887 $         7% 17% 1,609 $
Software license updates and product
support 1,821 1,821 20% 20% 1,514
Software revenues 3,547 3,708 14% 19% 3,123
Total revenues (1) 4,385 4,546 13% 17% 3,878
Net income 1,148 $         1,245 $         12% 22% 1,022 $
EPS 21c 23c 10% 19% 20c
WASO 5,357 5,357 2% 2% 5,234
Q4 Fiscal 2006 Q4 Fiscal 2005
Outlook % Inc (Dec)

Supplemental Disclosure:
Estimated Purchase Accounting Adjustments & Significant Expenses ($mm)
Q4 Fiscal 2006 Financial Outlook
1. Represents revenues related to support contracts assumed that will not be recognized as revenues pursuant to purchase accounting rules. The
Q4 Fiscal 2006 revenue estimates include a range between $57 and $67 associated with the Siebel acquisition.
Q4 Q4
FY 2006 FY 2005%
Estimate Actuals Inc (Dec)
Software license updates & product
support revenues (1)
75 $           178 $         -58%
Amortization of intangible assets 190 122 56%
Acquisition related charges 30 105 -71%
Restructuring charges 60 40 50%
Stock-based compensation 10 15 -34%
Income tax effect (106) (126) -16%
Total 259 $         334 $         -22%

4. Fiscal 2006 Outlook * * * * *

Fiscal 2006 Financial Outlook
1. Total revenues for Fiscal 2006 assume 2 percentage points of negative currency effect, whereas total revenues for Fiscal 2005 were positively affected by 4 percentage points of currency.
GAAP Estimated Financial Performance ($mm, except per share data)
Low High Low
High
Actuals
New software licenses 4,499 $         4,707 $         10% 15% 4,090 $
Software license updates and product
support 6,554 6,554 23% 23% 5,331
Software revenues 11,052 11,261 17% 20% 9,421
Total revenues (1) 13,894 14,103 18% 20% 11,799
Net income 3,170 3,296 10% 14% 2,886
EPS 60c 62c 9% 13% 55c
WASO 5,287 5,287 1% 1% 5,231
Fiscal 2006 Fiscal 2005
Outlook % Inc (Dec)

Supplemental Disclosure:
Estimated Purchase Accounting Adjustments & Significant Expenses ($mm)
Fiscal 2006 Financial Outlook
1. Represents revenues related to support contracts assumed that will not be recognized as revenues pursuant to purchase accounting rules.
The Fiscal 2006 revenue estimates include a range between $77 and $91 associated with the Siebel acquisition.
FY 2006 FY 2005%
Estimate Actuals Inc (Dec)
Software license updates & product
support revenues (1) 375 $         320 $         17%
Amortization of intangible assets 589 219 169%
Acquisition related charges 163 208 -22%
Restructuring charges 91 147 -38%
Stock-based compensation 37 25 46%
Income tax effect (364) (264) 38%
Total 891 $         655 $         36%